UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

  Pursuant to Sections 13 or 15(d) of the Securities and Exchange Act of 1934

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      Date of Report (Date of earliest event reported): September 24, 2001
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                          WAVERIDER COMMUNICATIONS INC.
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               (Exact name of registrant as specified in charter)


                                     NEVADA
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         (State or other jurisdiction of incorporation or organization)



               0-25680                         33-0264030
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      (Commission File Number)   (I.R.S. Employer Identification Number)



         255 Consumers Road, Suite 500, Toronto, Ontario, Canada M2J 1R4
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               (Address of principal executive offices) (Zip Code)



                                 (416) 502-3200
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              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since last report)




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Item 5     Refinancing and restructuring plan

         On September 24, 2001, we announced a refinancing and restructuring plan. Under the terms of the plan, we have arranged new short term financing, announced a shareholders rights offering and laid off approximately 50% of our staff. The press release is attached hereto as Exhibit 99.1.


In light of recent events and the actions we are taking, we have updated the risk factors we feel are attendant to our business. Attached as Exhibit 99.2 are these factors.


Exhibits

99.1 Press release of WaveRider Communications Inc. dated September 24, 2001, related to our Refinancing and restructuring plan

99.2 Risk factors included in WaveRider Communications Inc.'s current registration statements on form S-3.

Signatures:

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 24, 2001
                          WaveRider Communications Inc.

                                Per: /s/ D. Bruce Sinclair
                                     ------------------------------
                                     D. Bruce Sinclair, President & CEO



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